AMENDMENT TO
                               SERVICES AGREEMENT

         THIS AGREEMENT, MADE THIS 8TH DAY OF FEBRUARY, 1997, BY AND BETWEEN LONE STAR STEAKHOUSE & SALOON, INC. A DELAWARE CORPORATION, HEREAFTER REFERRED TO AS "LSS", AND COULTER ENTERPRISES, INC., A KANSAS CORPORATION, HEREAFTER REFERRED TO AS "CEI".

         WHEREAS, THE PARTIES ENTERED INTO A SERVICES AGREEMENT DATED MARCH 12, 1992, "SERVICES AGREEMENT", WHICH WAS RENEWED APRIL 5, 1993, APRIL 12, 1994, FEBRUARY 8, 1995, AND FEBRUARY 8, 1996 AND ARE AGAIN DESIROUS OF RENEWING THE AGREEMENT.

         NOW,   THEREFORE,   FOR  TEN  DOLLARS   ($10.00)  AND  OTHER   VALUABLE
CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. REGARDING PROVISION NO. 3 "TERM" OF THE "SERVICES AGREEMENT", IT IS AGREED THAT THE TERM SHALL COMMENCE DECEMBER 31, 1996, AND SHALL CONTINUE UNTIL DECEMBER 30, 1997.

         2. PROVISION NO. 4 "COMPENSATION" OF THE "SERVICES AGREEMENT" SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SUBSTITUTED:

         4.01 THE PARTIES AGREE TO THE FOLLOWING METHOD OF COMPENSATION FOR THE SERVICES TO BE RENDERED:

              $2,010,000.00 ANNUALLY PAYABLE AT THE RATE OF $154,615.38 PER FOUR
              (4) WEEK ACCOUNTING PERIOD AND $440.00 FOR EACH RESTAURANT OPERATED BY LSS, PLUS PAYMENT FOR OUT-OF-POCKET EXPENSES, WHICH FEE IS PAYABLE ON A PERIOD-BY-PERIOD BASIS.

              PAYMENT IS DUE BY THE 15TH DAY FOLLOWING THE END OF THE PERIOD.

              THE PARTIES AGREE THAT IF THIS AGREEMENT IS RENEWED, TO REVIEW THE ACTUAL EXPERIENCE AND COSTS OF CEI AND TO UTILIZE GOOD FAITH IN CONSIDERING AN ADJUSTMENT TO THE COMPENSATION FORMULA TO BE USED
              FOR THE RENEWAL PERIOD. IN ANY EVENT, THE RESTRUCTURED COMPENSATION FORMULA IS SUBJECT TO THE APPROVAL OF THE OUTSIDE BOARD MEMBERS OF LSS.

         3. OTHER THAN AS HEREIN MODIFIED, THE SERVICES AGREEMENT IS RATIFIED AND CONFIRMED.

         IN WITNESS WHEREOF, THE PARTIES HAVE DULY EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

                                        ONE STAR STEAKHOUSE &
                                        SALOON, INC.


                                        BY /s/ John D. White
                                          --------------------------
                                           JOHN D. WHITE
                                           EXECUTIVE VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER
ATTEST:


BY /s/ Gerald T. Aaron
  --------------------------
  GERALD T. AARON
  SECRETARY

                                        COULTER ENTERPRISES, INC.


                                        BY/s/ Bill Hall
                                          ---------------------------------
                                           BILL HALL
                                           SR. VICE PRESIDENT OF FINANCE
ATTEST:


BY /s/ Steve Johnson
  ---------------------------
  STEVE JOHNSON
  ASSISTANT SECRETARY